Subsequent Events	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
Subsequent Events

Note 11 – Subsequent Events

On January 3, 2023, the Company (“Buyer”) entered into an asset purchase agreement with Gold Express Mines, Inc (“Seller”). Pursuant to the agreement, the Seller sell the following 1) Golden, Idaho Project located in Idaho County, Idaho and consisting of seventy-two unpatented mining claims 2) Seafoam District - located in Custer County, Idaho and consisting of five unpatented mining claims 3) Blacktail District - located in Lemhi County, Idaho and consisting of eight unpatented mining claims 4) Big-it Project- located in Shoshone County, Idaho consisting of twenty-five unpatented mining claims and a mineral lease over three unpatented mining claims and 94.86 acres of real property and 5) Terror Gulch (Capparelli Group) located in Shoshone County, Idaho consisting of twelve unpatented mining claims. The purchase price for the assets shall be 5,000,000 shares of the common stock of the Buyer valued at $0.20 per share.

On January 12, 2023, the Company entered into a subscription agreement with a related party to issue 714,286 shares of common stock at $0.14 per share for total cash proceeds of $100,000.

On March 24, 2023, the Company entered into a subscription agreement with Gold Express Mines, Inc. to issue 1,000,000 shares of common stock at $0.14 for total cash proceeds of $140,000.

On June 6, 2023, the Company entered into a memorandum of understanding for earn-in agreement(“MOU”) with Gold Express Mines, Inc. Per the MOU, the Company agreed to earn-in for up to 50% working interest in Kris Project, which has 69 unpatented mining claims located in Plumus County, CA. The Company paid Gold Express Mines, Inc. $100,000 shall spend $400,000 on the Kris Project in allowable expenditures over the next thirty-six months, assuming permitting for the work is obtained. In the event that permitting delays the exploration and other work programs, the earn-in period shall be extended accordingly. Allowable expenditures are sampling, drilling, assaying, geologic mapping and mine site improvements made or performed directly on the existing mine site or expanded mine site. Consulting fees for work directly benefiting the Project are also allowed including management of work, preparation of reports, and planning for Future work. Claim maintenance fees on the existing claims are also allowable expenditures, as are the costs of future land acquisitions which are deemed to benefit the Kris Project and which are approved by both parties beforehand. As part of the agreement, the Company shall make the Bureau of Land Management claim maintenance fees on the existing claims no later than August 15, 2023, and by August 15th in ensuing years during the earn-in period. MAG shall pay for the annual Plumus County "notice of intent to hold" recording costs and any other Plumus County fees or taxes which accrue during the earn-in period. These shall all be allowable expenses under the earn-in agreement.